CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
CONSOLIDATED STATEMENTS OF CASH FLOWS
Cash outflow from acquisition of subsidiary, net of cash acquired		¥ 571
Net of capitalized amount	¥ 1,511	4,433	¥ 11
Cash and cash equivalents	2,838,966	1,554,583	913,277
Restricted cash	3,594	3,541	0
Cash, cash equivalents and restricted cash	¥ 2,842,560	¥ 1,558,124	¥ 913,277